SCHEDULE OF INTANGIBLE ASSETS NET (Details) - USD ($)		Sep. 30, 2024	Sep. 30, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Computer software and applications	[1]	$ 8,026,326	$ 932,757
Computer system – AI calculation engine	[2]	19,415,600	17,043,760
Content assets – licensed movies and television series	[3]	122,257	107,337
Trademark	[4]	1,400,000	1,400,000
Technology	[4]	9,200,000	9,200,000
Customer relationships	[4]	12,900,000	12,900,000
Less: accumulated amortization		(6,561,725)	(1,917,804)
Intangible asset, net		$ 44,502,458	$ 39,666,050

[1]	In order to support the Company’s expansion of its digital advertising service and cash rebate service businesses, in December 2021, the Company purchased packaged computer software and applications from a third-party vendor at the aggregate cost of $0.44 million (MYR2.12 million) to improve certain functions of its cash rebate and digital advertising operating systems, such as the optimization of the cash rebate calculation and settlement, a more user-friendly shopping cart and eWallet module, a better integration of the SEEBATS website and mobile app with a licensed content provider, and a multilingual interface. In addition, from June 2022 to September 2022, the Company further purchased from the same third-party vendor the packaged computer software and applications in the aggregate amount of $0.49 million (MYR2.32 million) to add an embedded treasure hunt system into the Company’s digital advertising operating systems, to improve the coding, rating, and comment function and optimize its SEEBATS mobile app. During the fiscal year ended September 30, 2024, the Company incurred additional intangible assets including $1.91 million (MYR 7.88 million) for the development and completion of the AR travel app for instant rebates, voucher distribution, and merchant advertisement placement; $2.78 million (MYR11.45 million) for the completion of VR content design and systems to enhance user experience and engagement; and $2.28 million (MYR9.38 million) for the completion of an artificial intelligence (AI) chatbot system integrated with user interface / user experience features and the Android platform. The Company amortizes the intangible assets over its estimated useful life ranging from five to 10 years.
[2]	As disclosed in Note 4, in October 2022, the Company signed a contract with ARX, to conduct software application design and development project with total contract price of $47.2 million. In March 2023, ARX completed the AI calculation engine development as part of the software project that the Company engages ARX to perform. AI calculation engine is a software solution designed to provide advance calculations and analysis based on artificial intelligence algorithms. The software has been thoroughly tested for performance, functionality and compatibility, and the Company had $19.41 million intangible assets from ARX project as of September 30, 2024. The Company amortizes the intangible assets over its estimated useful life of 10 years.
[3]	The Company’s Malaysian subsidiary, StarboxSB, operates the SEEBATS website and mobile app, on which viewers may watch movies and television series through over-the-top streaming. These movies and television series are licensed from third-party content providers. The Company acquires and licenses such movies and television series content in order to offer members unlimited viewing of such content to drive traffic on the SEEBATS website and mobile app. The content licenses are for a fixed fee and specific windows of availability.
[4]	Trademark, technology, and customer relationships arose from the acquisition of One Eighty Ltd (see Note 17). The Company amortizes trademark, technology, and customer relationships over an estimated useful life of 10 years.